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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - June 13, 2001
                        (Date of Earliest Event Reported)



                                 COPYTELE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-11254


       Delaware                                                 11-2622630
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


   900 Walt Whitman Road,
        Melville, NY                                           11747
    ---------------------                                     --------
    (Address of principal                                     Zip Code
     executive offices)


       Registrant's telephone number, including area code: (631) 549-5900


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ITEM 5.    OTHER EVENTS.

           The information set forth in the Press Release issued by CopyTele, Inc. on June 13, 2001, attached hereto as Exhibit 99, is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

                  99     Press Release of CopyTele, Inc., dated June 13, 2001.

















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COPYTELE, INC.

                                        By: /s/ DENIS A. KRUSOS
                                            ----------------------------------
                                            Name: Denis A. Krusos
                                            Title: Chairman of the Board,
                                                   Chief Executive Officer



Dated:  June 13, 2001




















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                                  EXHIBIT INDEX



Exhibit No.                                 Description
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    99                Press Release of CopyTele, Inc., dated June 13, 2001.



















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